UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 01/26/2006

MOLINA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31719

DE	134204626
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Golden Shore Drive

Long Beach, CA 90802-4202

(Address of principal executive offices, including zip code)

562 435 3666

(Registrant s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01. Entry into a Material Definitive Agreement

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Molina Healthcare, Inc. on January 30, 2006. Attached as Exhibit 10.1 to this Current Report is a copy of the Purchase Agreement between Molina Healthcare, Inc. and the shareholders of HCLB, Inc. pursuant to which Molina Healthcare, Inc. has agreed to acquire all of the capital stock of HCLB, Inc., the parent company of CAPE Health Plan, Inc. All summaries and descriptions of the Purchase Agreement are qualified by the specific terms and conditions of the attached Purchase Agreement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

EX. 10.1 Purchase Agreement between Molina Healthcare, Inc. and HCLB, Inc. Shareholders.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: January 31, 2006	By:	/s/ Mark L. Andrews
Mark L. Andrews
Chief Legal Officer, General Counsel

Exhibit Index

Exhibit No.	Description
EX-10.1	Purchase Agreement between Molina Healthcare, Inc. and HCLB, Inc. Shareholders.